Exhibit 10.1


                    Documentation of coorperative intentions


         Pursuant to relevant laws and  regulations of the People's  Republic of

China,  Tongxiang  Hygiene  School  (hereinafter  referred  to as "Side  A") and

American  Neurotech  Development  Ltd.  (The  corporation  possesses  authorized certificate of the World Council of Peoples for the United Nations,  hereinafter referred  to as "Side B"), in the  principle  of  friendly  coorperation,  about setting up Tongxiang Nursing College,  after repeated  coordinations,  reach the following intensions in Tongxiang Zhejiang China on November 10th.

     1.  Project name: Tongxiang Nursing college (temporary name)

     2.  Project scale: The total investment amount: $15,000,000.  Planning land occupation: 11 hectares. Class number: 36. Student number: 1800.

     3.  Aims of coorperation: Utilizing financing arranged by the World Council of  Peoples  for the  United  Nations  to  establish  an  international standard  nursing  college in  Tongxiang,  to cultivate  students  with specialized nursing certificates.

     4.  Way of coorperation:  Side B is responsible for project  application to the World  Council  of  Peoples  for the  United  Nations,  to  finance

         $15,000,000  to be utilized as project funds (These funds don't need to

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         be repaid by Side A). Side A is  responsible  for affording  $3,000,000

         (about RMB  25,000,000)  to be used as cash deposit of  performing  the agreement of the project.  Detailed operation methods will be discussed later.

     5.  Plan and facilities:  Side A put forward the general  requirements  and design plan. The Planning and Budgetary  Committee formed by Side A and

         Side  B  is  in  charge  of  checking   them.  All  the  equipment  and

         installations must be complete new and advanced, and should be selected based upon competitive bids.

     6.  Ownership  of  the  facility:  After  completion  of the  project,  the ownership of the facility belongs to Side A.

     7.  Duration for the project: ten years.



Signature of Side A Representative:   /s/ (Signature in Chinese)




Signature of Side B Representative:   /s/ Lawrence Artz, vice president
                                      Neurotech Development Corp.

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